                                                                   EXHIBIT 10.33

                               SUBLEASE AGREEMENT

This Sublease is made as of September 9, 1999, by and between Molecular Devices, a California Corporation ("Sublessee") and Medtronic, Inc., a Minnesota Corporation ("Sublessor").

Whereas, Sublessor entered into a Lease ("Master Lease") dated February 1, 1996, between Principal Mutual Life Insurance Company, an Iowa Corporation, or subsequent assigns as Lessor ("Lessor"), and whereby Lessor is leasing to Sublessor, as Lessee, certain Premises located at 1312 Crossman Avenue, Sunnyvale, California. A copy of the Master Lease is attached hereto as Exhibit "A" and made a part of this Sublease. Capitalized terms not otherwise defined herein shall have the same meanings assigned to them in the Master Lease.

1.   PREMISES

     Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, for the term and upon the conditions hereinafter provided, the Premises as described in the Master Lease. The Premises address is known as 1312 Crossman Avenue, Sunnyvale California (Tax Parcel #110-36-002-00), and shall consist of 54,430 square feet for purposes of this Sublease.

2.   TERM

     The term of this Sublease shall commence upon the "Commencement Date", which shall be January 1, 2000 and the Termination Date shall be April 30, 2003.

3.   EARLY POSSESSION

     Sublessor will allow Sublessee early possession of the Premises on October 15, 1999 ("Possession Date"), to construct Sublessee's improvements, and Sublessee, as a condition to early possession, will be required to provide a certificate of liability and builders risk insurance, and effective on the Possession Date pursuant to Section 9 and 12 of this Sublease, pay all utility costs and repairs and maintenance of all building electrical and mechanical systems serving the Premises. Sublessor will continue to pay the Operating Expense and Tax Expense until the Commencement Date of this Sublease, at which time the Operating Expense and Tax Expense will be paid by Sublessee to Sublessor pursuant to Section 8 of this Sublease.

4.   ACCEPTANCE OF PREMISES

     Sublessee acknowledges that the Premises contains certain existing improvements with which the Sublessee is familiar, and Sublessee agrees that by its act of taking possession of the Premises on the Possession Date will constitute Sublessee's acceptance of the Premises in good condition, and except as provided for herein, that Sublessor makes no representation or warranty of any kind whatsoever as to the condition or repair of the Premises, except as otherwise provided herein. Sublessee acknowledges that Sublessee is subleasing the Premises strictly on an "as is" basis. Sublessor makes no representation or warranty relating to the suitability of the Premises for Sublessee's intended use, or whether the Premises are in compliance with all applicable building codes, governmental laws, statutes, ordinances and regulations (e.g., ADA and Title 24 statutes and laws).

5.   BASE RENT

     Sublessee shall pay directly to Sublessor on a monthly basis "Base Rent" as calculated using a triple net (NNN) rental rate, as follows:

RENTAL PERIOD            MONTHLY BASE RENT             NNN RENTAL RATE
---------------------    --------------------          ---------------------
1/01/2000 - 4/30/2001    $51,708.50 per month          $0.95 NNN per s.f./mo.
5/01/2001 - 4/30/2003    $52,797.10 per month          $0.97 NNN per s.f./mo.

The Base Rent shall be paid in monthly installments, in advance, on or before the first day of each and every calendar month during the Term to Sublessor at the Sublessor's address set forth in Section 33 or to such other party or to such other address as Sublessor may designate from time to time by written notice to Sublessee, without demand and without deduction or set-off upon execution of the Sublease, Sublessee shall deposit with Sublessor the sum of $51,708.50 which shall apply to the "Base Rent" for the first months rent, namely, January 1, 2000 through January 31, 2000. Notwithstanding the foregoing, the Rent shall abate hereunder to the extent Rent is abated under the Master Lease.

6.   REIMBURSED IMPROVEMENTS

     In addition to the Base Rent, the Sublessee will pay to Sublessor on a monthly basis "Reimbursed Improvements" of $32,658.00 per month as a reimbursement for the improvements Sublessor has already made in the facility. The Reimbursed Improvements shall be paid in monthly installments of $32,658.00, in advance, on or before the first day of each and every calendar month during the Term to Sublessor at the Sublessor's address set forth in
Section 30 or to such other party or to such other address as Sublessor may designate from time to time by written notice to Sublessee, without demand and without deduction or set-off. Upon execution of the Sublease, Sublessee shall deposit with Sublessor in addition to the Base Rent, the sum of $32,658.00 which shall apply to the Reimbursed Improvements for the first month, namely January 1, 2000 through January 31, 2000. Sublessor represents and warrants that there are no alterations or improvements made by Sublessor to the Premises that are or will be required to be removed or restored to the Premises upon termination of the Master Lease. In the event that Lessor shall require the removal of any signs, fixtures, furniture or furnishings or any improvements made by Sublessor prior to the commencement of this Sublease, or any repair of any damage caused by the installation or removal of such items, in accordance with the provisions of Section 10 of the Master Lease, Sublessor shall be and remain responsible for such removal and/or repair.

7.   SECURITY DEPOSIT

     Sublessee shall deposit with Sublessor upon execution hereof One hundred thousand dollars and no/cents ($100,000.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default of the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefor deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount. Sublessor shall not be required to keep said security deposit separate from its general accounts. Said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest, to Sublessee (or, at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration or early termination of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

8.   OPERATING EXPENSES TAX EXPENSE

     In addition to Base Rent and Reimbursed Improvements set forth above, starting with the Commencement Date the Sublessee shall pay directly to Sublessor as additional rent all the Operating Expense and Tax Expense as defined in and in accordance with Lessee's obligations under paragraph 6 of the Master Lease.

9.   UTILITIES

     Starting with early possession of the Premises on October 15, 1999 pursuant to Section 3 of this Sublease, Sublessee at Sublessee's sole cost and expense, shall be obligated for Lessee's obligations for all utility costs and expenses defined in and in accordance with paragraph 7 of the Master Lease.

10.  USE

     Sublessee will not use the Premises differently than what Lessee is permitted under the Master Lease in accordance with paragraph 9 of the Master Lease.

11.  ALTERATIONS

     Sublessee shall have the same rights and obligations regarding the installation of any signs, fixtures or improvements to the Premises as the Lessee under the Master Lease, and shall comply with the obligations of Lessee under paragraph 10 of the Master Lease with respect to signs, fixtures or improvements to the Premises by Sublessee.

12.  REPAIRS AND MAINTENANCE

     As of October 15, 1999, the Sublessor will have all building systems in good working order and condition. Starting on October 15, 1999, Sublessee at Sublessee's sole cost and expense, shall be obligated for Lessee's obligations for maintaining and repairing the Premises and adjacent areas in accordance with paragraph 11 of the Master Lease.

13.  INSURANCE

     Sublessee, at Sublessee's sole cost and expense, shall accept the obligations of the Lessee to maintain insurance in accordance with paragraph 12 of the Master Lease. Sublessee shall maintain insurance coverage limits for bodily injury of not less than $1,000,000 per occurrence and property damage of not less than $2,000,000 per occurrence.

14.  LIMITATION OF LIABILITY AND INDEMNITY

14.1 Sublessor shall hold harmless, indemnify and defend Sublessee and it's employees, agents, servants, customers, vendors, Sublessees or invitees against all claims, demands and action or loss, liability, damage, cost and expense resulting from injury or death to any person and damage to property caused by the negligent act or omission of Sublessor and it's employees, agents, servants, vendors. Sublessees or invitees while in, upon or connected in any way with the subleased premises or the common areas during the term of this sublease.

14.2 Sublessee shall hold harmless, indemnify and defend Sublessor and its employees, agents, servants, customers, vendors, Sublessees or invitees against all claims, demands and action or loss, liability, damage, cost and expense resulting from injury or death to any person and damage to property caused by the negligent act or omission of Sublessee and its employees, agents, servants, vendors, Sublessees or invitees while in, upon or connected in any way with the subleased premises during the term of this sublease.

15.   ASSIGNMENT AND SUBLETTING

      Sublessee shall have the right to sublease all or any portion of the leased premises during the term of this Sublease with the prior written approval of Sublessor and Lessor in accordance with paragraph 14 of the Master Lease. In any and all events, Sublessee agrees that it shall remain primarily liable and obligated to perform all its obligations under the Sublease and Master Lease. Notwithstanding the foregoing, Sublessor's consent shall not be required for any assignment or sublease to an affiliate of Sublessee; or to any party merging with or acquiring Sublessee, or to any party acquiring all or substantially all of the assets of Sublessee.

16.   WAIVER OF SUBROGATION

      Sublessor hereby releases Sublessee and Sublessee releases Sublessor and their respective officers, agents, employees and servants from any and all claims or demands for damages, loss, expense or injury to the Premises, or to the furnishings, fixtures and equipment, inventory or other property of, or loss of income or possible income to, or for any additional expenses incurred by either Sublessee or Sublessor in, about, upon or in connection with the Premises, as the case may be, which are caused or result from perils, events or happenings which are the subject of insurance carried by the respective parties, in force at the time of any such loss.

17.   AD VALOREM TAXES

      Sublessee shall pay before delinquent all taxes assessed against the personal property of the Sublessee and all taxes attributable to any leasehold improvements made by Sublessee.

18.   SUBORDINATION

      Sublessee shall comply with the obligations of the Lessee in accordance with paragraph 17 of the Master Lease.

19.   RIGHT OF ENTRY

      Sublessee shall comply with the obligations of Lessee under paragraph 18 of the Master Lease.

20.  ESTOPPEL CERTIFICATES

     Sublessee agrees at any time and from time to time, upon not less than ten
(10) days prior written notice by Sublessor, to execute, acknowledge and deliver to Sublessor or a party designated by Sublessor a statement in writing
(i) certifying that this Sublease is unmodified and in full force and effect, or if there have been modifications, that the Sublease is in full force and effect as modified and stating the modifications, (ii) stating whether or not Sublessor is in default in the performance of any covenant, agreement or condition contained in this Sublease, and, if so, specifying each such default, and (iv) agreeing that, except for any security deposit required herein or stated otherwise herein, Sublessee shall not prepay any rent more than 30 days in advance. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Sublessor's interest, or any prospective assignee of any such mortgagee.

21.  SUBLESSEE'S DEFAULT

Any one of the following events shall constitute an Event of Default by
Sublessee:

      (i) The vacation or abandonment of the Premises by the Sublessee, and failing to pay rent,

     (ii) The failure of Sublessee to make payment of Base Rent, Reimbursed Improvements, Operating Expense, Tax Expenses or other rent or expense as herein provided when said payment is due,

    (iii) The failure of Sublessee to observe, perform or comply with any of the conditions or provisions of the Sublease for a period, unless otherwise noted herein, of five (5) days after written notice, or such reasonable time as is reasonably necessary, with Sublessor's prior approval.

     (iv) The Sublessee becoming the subject of any bankruptcy (including reorganization or arrangement proceedings pursuant to any bankruptcy act) or insolvency proceeding whether voluntary or involuntary.

     (v) The Sublessee using or storing Hazardous Materials as defined in the Master Lease on the Premises other than as permitted by the provisions of paragraph 29 of the Master Lease.

22.  REMEDIES FOR SUBLESSEE'S DEFAULTS

22.1 If an Event of Default shall have occurred and be continuing, Sublessor may at its sole option by written notice of Sublessee terminate this Sublease. Neither the passage of time after the occurrence of the Event of Default nor exercise by Sublessor of any other remedy with regard to such Event of Default shall limit Sublessor's rights under this Section 22.

22.2 If an Event of Default shall have occurred and be continuing, whether or not Sublessor elects to terminate this Sublease, Sublessor may enter upon and repossess the Premises (said repossession being hereinafter referred to as "Repossession") by legal means, and may remove Sublessee and all other persons and property therefrom.

22.3 From time to time after Repossession of the Premises, whether or not this Sublease has been terminated, Sublessor may attempt to relet the Premises for the account of Sublessee in the name of Sublessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and for such terms (which may include concessions or free rent) and for such uses as Sublessor, may determine, and may collect and receive the rent therefor. Any rent received shall be applied against Sublessee's obligations hereunder. If Sublessor elects to relet the premises for the account of Sublessee, Sublessor agrees to exert a good faith effort to relet the premises at the then fair market rate and on terms similar to those in effect at the time Sublessee's possession terminated.

22.4 No termination of this Sublease pursuant to Section 22.1 and no Repossession of the Premises pursuant to Section 22.2 or otherwise shall relieve Sublessee of its liabilities and obligations under this Sublease, all of which shall survive any such termination or Repossession. In the event of any such termination or Repossession, whether or not the Premises shall have been relet, Sublessee shall pay to Sublessor the Base Rent and other sums and charges to be paid by Sublessee up to the time of such termination or Repossession, and thereafter Sublessee, until the end of what would have been the Term in the absence of such termination or Repossession, shall pay to Sublessor, as and for liquidated and agreed current damages for Sublessee's default, the equivalent of the amount of the Base Rent and such other sums and charges which would be payable under this Sublease by Sublessee if this Sublease were still in effect, less the net proceeds, if any, of any reletting effected pursuant to the provisions of Section 22.3 after deducting all of Sublessor's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, and reasonable attorneys' fees. Sublessee shall pay such current damages to Sublessor monthly on the days on which the Base Rent would have been payable under this Sublease if this Sublease were still in effect, and Sublessor shall be entitled to recover the same from Sublessee on each such day. At any time after such termination or Repossession, whether or not Sublessor shall have collected any current damages as aforesaid, Sublessor shall be entitled to recover from Sublessee, and Sublessee shall pay to Sublessor on demand, as and for liquidated and agreed final damages for Sublessee's default, an amount equal to the then present value of the excess of the Base Rent and other sums or charges reserved under this Sublease from the day of such termination or Repossession for what would be the then unexpired term if the same had remained in effect, over the amount of rent Sublessee demonstrates that Sublessor could in all likelihood actually collect for the Premises for the same period, said present value to be arrived at on the basis of a discount of four percent (4%) per annum. Sublessor agrees that remedies set forth in this Section 22.4 shall not be exercised in a manner as to result in double recovery of damages incurred.

22.5 Sublessor shall be in default in the event Sublessor fails to perform any of Sublessor's obligations herein. Sublessor shall have 30 days to cure each default, or such additional time as is reasonably required to correct any such default, after notice by Sublessee to Sublessor properly specifying wherein Sublessor has failed to perform any such obligation.

23. HOLDING OVER

      Upon the expiration of this Sublease or the earlier termination of Sublessee's right to possession, Sublessee shall immediately vacate the Premises, remove all of its property therefrom, and leave the Premises in the condition required by this Sublease. Should the Sublessee continue to occupy the Premises, or any part thereof, after the expiration or termination of the Term, whether with or without the consent of the Sublessor, such tenancy shall be from month to month and the monthly Base Rent and Reimbursed Improvements shall be 125% of the last month of the term thereafter.

24. PARKING

      Sublessee shall have the use of all parking spaces available within the existing parking lot and legal Parcel in accordance with paragraph 24 of the Master Lease.

25. CASUALTY DAMAGE

      If the Premises or any part thereof shall be damaged by fire or other casualty, Sublessee shall have the same rights and obligations of the Lessee as stated in paragraph 27 of the Master Lease.

26. CONDEMNATION

     If any portion of the Premises, the absence of which would be detrimental to Sublessee's business, is taken for any public or quasi-public purpose of any lawful government power or authority or sold to a governmental entity to prevent such taking, Sublessee shall have the same rights and obligations as stated in the Master Lease.

27. HAZARDOUS MATERIALS

      Sublessor hereby agrees to defend, indemnify and hold harmless Sublessee from and against any loss, claim, liability or damage arising as the result of any past or present existence, use, handling, storage, transportation, manufacture, release or disposal of any Hazardous Materials in, on or under the Property, including costs of experts and attorneys fees and costs directly or indirectly incurred (hereinafter collectively referred to as "Loss") caused by Sublessor's actions during the term of the Master Lease. Sublessee agrees to defend, indemnify and hold harmless Sublessor from and against any Loss caused by Sublessee's actions during the term of this Sublease. The foregoing indemnification's against Loss include indemnification against all costs of removal, response, and disposal of such Hazardous Substances and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

28. FINANCIAL STATEMENTS

      Within ten (10) business days of Sublessor's request Sublessee shall deliver to Sublessor the then current Annual Report and 10K Report of Sublessee (including publicly available financials for interim periods following the end of the last fiscal year for which such annual statements are available.

29. QUIET ENJOYMENT

      The Sublessor agrees that Sublessee, upon paying the rentals and other payments herein required from Sublessee, and upon Sublessee's performance of all of the provisions, covenants and conditions of this Sublease and the Master Lease on its part to be kept and performed, may quietly have, hold and enjoy the Premises during the term of this Sublease.

30.  AMERICANS WITH DISABILITIES ACT

     Sublessor makes no warranties that the building is in compliance with the Americans with Disabilities Act (ADA).

31.  ATTORNEYS FEES

     In the event of any action or proceeding brought by either party against the other under this sublease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorney's fees.

32.  NOTICES

     All notices or other communications hereunder shall be in writing and shall be hand delivered or sent by registered or certified first-class mail, postage prepaid, or by overnight air express service to the following addresses:

     (i)  Sublessor:     Attention: Real Estate Department
                         Medtronic Inc.
                         3850 Victoria Street North
                         Shoreview, MN 55126-2978

     (ii) Sublessee:     Attention:

                         Mr. Timothy Harkness
                         ----------------------------------

                         1311 Orleans Drive
                         ----------------------------------

                         Sunnyvale, CA 94089
                         ----------------------------------

33.  BROKERS

     Sublessor and Sublessee acknowledge that the real estate representatives are CRESA Partners San Jose ("Broker"), acting solely as agent for Sublessee, and CRESA Partners Minneapolis/St. Paul, acting solely as agent for Sublessor. Sublessee shall pay the real estate commission to Broker for this transaction according to a separate agreement between Sublessor and CRESA Partners Minneapolis/St. Paul and shall indemnify and hold Sublessee harmless from any and all claims for brokers' fees or commissions from Broker or CRESA Partners Minneapolis/St. Paul and from any party claiming to be an entitled to brokers' fees or commissions through the actions of Sublessor.

34.  MISCELLANEOUS

     (a) This is a California contract and shall be construed according to the laws of California.

     (b) The captions in this Sublease are for convenience only and are not a part of this Sublease.

     (c) If more than one person or entity shall sign this Sublease as Sublessee, the obligations set forth herein shall be deeded joint and several obligations of each such party.

     (d)  Time is of the essence.

     (f) This Sublease shall be binding upon and inure to the benefit of the parties hereto and, subject to the restrictions and limitations herein contained, their respective heirs, successors and assigns.

35.  TERMS OF MASTER LEASE

     Sublessee agrees to abide by the terms of the Master Lease and to agree to perform all obligations of Sublessor, as set forth herein. Sublessee and Sublessor covenant and agree that they will not do anything or permit anything to be done which would give rise to a breach of the Master Lease. Except as inconsistent with the provisions of this Sublease, the following terms, provisions, covenants, and conditions of the Master Lease are incorporated herein by reference in like manner as through the same were specifically set forth herein: 8. Late Charges, 25. Sale of the Premises,

36.  MASTER LEASE

     Sublessor agrees to maintain the Master Lease in full force and effect, without default, for the entire term of this Sublease, and specifically agrees to pay all Rent due under the Master Lease to the extent that failure to pay the same would adversely affect Sublessee's use or occupancy of the Premises. Sublessor agrees that Sublessee shall be entitled to receive all services and repairs to the Premises to be provided by Lessor to Sublessor as tenant under the Master Lease. To the extent reasonably possible and appropriate, Sublessor agrees to act as a conduit to transmit any instructions or requests by Sublessee to Lessor.

37.  LESSOR'S CONSENT

     The effectiveness of this Sublease is conditioned upon receipt of Lessor's consent to this Sublease pursuant to paragraph 14 of the Master Lease on before September __, 1999.

IN WITNESS WHEREOF, this Sublease is executed on the date and year first written above.

SUBLESSOR:                              SUBLESSEE:

MEDTRONIC, INC.                         MOLECULAR DEVICES

By: /s/ Donald Hagman                    By: /s/ Tim Harkness
    -------------------------------         -------------------------------
    Donald Hagman                           Tim Harkness
    Its: Director - Real Estate             Its: VP Finance & CFO
         --------------------------              --------------------------

LANDLORD:

PRINCIPAL MUTUAL INSURANCE COMPANY

By:
   --------------------------------
          Its:
              ---------------------

                                  [FLOOR PLAN]



MEDTRONIC ANEURX
1312 CROSSMAN AVE
SUNNYVALE, CA 94089

                                LEASE AGREEMENT

                            BASIC LEASE INFORMATION

LEASE DATE:         February 1, 1996

LESSOR: Principal Mutual Life Insurance Company, an Iowa corporation

LESSOR'S ADDRESS:   711 High Street          c/o Tarlton Properties
                    Des Moines, IA 50309     300 Second Street #109
                                             Los Altos, CA 94022

LESSEE:             Medtronic, Inc., a Minnesota corporation

LESSEE'S ADDRESS:   7000 Central Ave. N.E.
                    Minneapolis, MN 55432

LOT:                The tax parcel on which the Building is located.

PREMISES:           Approximately 54,430 square feet as shown on Exhibit A.

PREMISES ADDRESS:   BUILDING: 1312 Crossman Ave., Sunnyvale, CA
                    TAX PARCEL # 110-36-002-00

TERM:               May 1, 1996 ("Commencement Date"), through April 30, 2003
                    Seven (7) years

BASE RENT:          Month               Rent
                    -----               ----
                    01-18               $0.59 NNN per s.f./mo
                    19-36               $0.80 NNN per s.f./mo
                    37-60               $0.95 NNN per s.f./mo
                    61-84               $0.97 NNN per s.f./mo

SECURITY DEPOSIT    $32,133.00

LESSEE'S SHARE OF OPERATING EXPENSE:    100% percent
LESSEE'S SHARE OF TAX EXPENSE:          100% percent
LESSEE'S SHARE OF UTILITY EXPENSES:     100% percent

PERMITTED USES:     Light manufacturing, storage and distribution, offices,
                    marketing of medical devices and other related legal uses.

INSURANCE AMOUNT:   Bodily injury limit of not less than $1,000,000 per
                    occurrence. Property damage limit of not less than $2,000,000 per occurrence.

PARKING SPACES:     All spaces available within existing parking lot and legal
                    Parcel

EXHIBITS:           Exhibit A - Premises
                    Exhibit B - Work Letter Agreement
                    Exhibit B-1 - Work Letter Addendum
                    Exhibit C - Rules and Regulations
                    Exhibit D - Commencement Date Memorandum
                    Exhibit E - Sample From Tenant Estoppel Certificate

ADDENDA:            Addendum I: Adjustments to Rent

                                LEASE AGREEMENT

DATE: THIS LEASE IS MADE AND ENTERED INTO AS OF THE LEASE DATE DEFINED ON PAGE 1. THE BASIC LEASE INFORMATION SET FORTH ON PAGE 1 AND THIS LEASE ARE AND SHALL BE CONSTRUED AS A SINGLE INSTRUMENT.

     1. PREMISES: Lessor hereby leases to Lessee upon the terms and conditions contained herein the Premises.

     2.   TERM AND ADJUSTMENT OF COMMENCEMENT DATE: Term of Lease to be seven
(7) years from May 1, 1996 through April 30, 2003. If Lessor cannot deliver possession of the Premises on the Commencement Date, Lessor shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered and the termination date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered. In the event that Lessor permits Lessee to occupy the Premises prior to the Commencement Date for the purposes of constructing Tenant Improvements, such occupancy shall be subject to all the provisions of this Lease, except rent and non-utility expenses.

     3. RENT: Lessee agrees to pay Lessor, without prior notice or demand, the Base Rent described on Page 1, payable in advance at Lessor's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Rent set forth on Page 1, Rent also includes Lessee's share of Operating Expenses and Tax Expenses and Utilities as specified in Paragraph 6.A., 6.B., and 7. of this Lease, and the term "Rent" whenever used herein refers to all these amounts.

     4. SECURITY DEPOSIT: Upon Lessee's execution of this Lease, Lessee shall deposit with Lessor as a Security Deposit for the performance by Lessee of its obligations under this Lease the amount described on Page 1. If Lessee is in default, Lessor may use the Security Deposit, or any portion thereof, to cure the default or to compensate Lessor for all damage sustained by Lessor resulting from Lessee's default. Lessee shall immediately on demand pay to Lessor a sum equal to the portion of the Security Deposit so applied so as to maintain the Security Deposit in the sum initially deposited with Lessor. If after the twelfth (12th) month of the Lease Term, Lessee is not currently in default and Lessee has not been in a monetary default throughout the first 12 months of the lease term, Lessor shall return the Security Deposit to Lessee, less such amounts as are reasonably necessary to remedy Lessee's defaults. Lessor shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Lessee shall not be entitled to interest on the Security Deposit.

     5. TENANT IMPROVEMENTS: Lessee shall install The Improvements ("Tenant Improvements") on the Premises as described and in accordance with the criteria set forth in Exhibit B, attached and incorporated herein by this reference.

     6.   EXPENSES:

          A. OPERATING EXPENSES: In addition to the Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all operating expenses. "Operating Expenses" are defined as the total amounts paid or payable by the Lessor in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, or where applicable, of the Park referred to on Page 1. These Operating Expenses may include, but are not limited to:

               (a) Lessor's cost of non-structural repairs to and maintenance of the roof and exterior walls of the Building;

               (b) Lessor's cost of maintaining the outside paved area, landscaping and other common areas for the Park;

               (c) Lessor's annual cost of all risk and other insurance including earthquake endorsements for the Building and the Lot and rental loss insurance;

          (d) Lessor's cost of modifications to the Building occasioned by any rules, laws or regulations effective subsequent to the commencement of the Lease;

          (e) Lessor's cost of modifications to the Building occasioned by any rules, laws or regulations arising from Lessee's use of the Premises regardless of when such rules, laws or regulations became effective;

          (f) Lessor's cost of preventative maintenance contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, with bi-monthly service;

          (g) Lessor's cost of security and fire protection services for the Project, if in Lessor's sole discretion such services are provided; and

          (h) As compensation to Lessor for accounting and management services rendered, an additional amount equal to ten percent (10%) of the sum of (i) the total cost and expenses described in Paragraphs 6.A. above and 6.B. below, and (ii) all common area utility costs for the Project.

          (i)  "Operating Expenses" shall not include:

               (1)  Costs of electrical, heating, cooling and combined utility services to the extent that such services are separately metered to individual tenants and paid by them.

               (2)  Costs of obtaining and enforcing Leases.

               (3)  Costs incurred in connection with the original construction of the Building or in connection with any major change to the Building, such as adding or deleting floors.

               (4)  Costs arising from latent defects in the Base Building, or shell, or core of the Building or improvements installed by Landlord or repair thereof.

               (5)  Expenses directly resulting from the gross negligence of
                Landlord, its agents, servants or employees or another tenant.

     B. TAX EXPENSES: In addition to the Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot. The term "Tax Expense" includes any form of tax and assessment (general, special, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Lessor in the Premises, Lot or Park, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or the occupancy of Lessee or any other tax, fee, or excise, however described, other than inheritance or estate taxes, including any value added tax, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property tax. Real Estate Taxes shall not include: (a) Income Taxes; (b) Transfer and franchise taxes; (c) "Other Taxes" imposed directly by Landlord, unless common to NET leases in local market.

     C. PAYMENT OF EXPENSES: Lessor shall estimate the Operating Expense and Tax Expense for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimate shall be paid by Lessee to Lessor on the first day of each month of the remaining months of the calendar year. Thereafter, Lessor may estimate such expenses as of the beginning of each calendar year and require Lessee to pay one-twelfth (1/12th) of such estimated amount as additional Rent hereunder on the first day of each month. Not later than March 31 of the following calendar year, or as soon thereafter as reasonably possible, including the year following the year in which this Lease terminates, Lessor shall endeavor to furnish Lessee with a true and correct accounting of actual Operating Expenses and Tax Expenses, and within thirty (30) days of Lessor's delivery of such accounting, Lessee shall pay to Lessor, the amount of any underpayment. Notwithstanding the foregoing, failure by Lessor to give such accounting by such date shall not constitute a waiver of

Lessor of its right to collect Lessee's share of any underpayment. Lessor shall credit the amount of any overpayment by Lessee toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Lessee.

     7. UTILITIES: Lessee shall pay the cost of all water, sewer use and connection fees, gas, heat, electricity, telephone and other utilities billed or metered separately to Lessee. For utility fees or use charges that are not billed separately to Lessee, Lessee shall pay the amount which is attributable to Lessee's use of the Premises. In addition, Lessee shall within fifteen (15) days after receiving a bill from Lessor pay Lessor its share, which is described on Page 1, of any common area utility costs.

     8. LATE CHARGES: Lessee acknowledges that late payment by Lessee to Lessor of Rent, Lessee's share of Operating Expenses, Tax Expenses, utility costs or other sums due hereunder, will cause Lessor to incur costs not contemplated by this Lease and the exact amount of such costs are extremely difficult and impracticable to fix. Such costs, include without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any note secured by any encumbrance against the Premises. Therefore, if any installment of Rent or other sums due from Lessee is not received by Lessor shall pay to Lessor a sum equal to ten percent (10%) of such overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor.

     9. USE OF PREMISES: The Premises are to be used for the uses stated on Page 1 and for no other purposes without Lessor's prior written consent.

          Lessee shall not do or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents,or cause a cancellation of any insurance policy. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or other buildings in the Project or injure or annoy other tenants or sue or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not damage or deface or otherwise commit or suffer to be committed any waste in or upon the Premises. Lessee shall honor the terms of all recorded covenants, conditions and restrictions relating to the property on which the Premises are located. Lessee shall honor the rules and regulations attached to and made a part of this Lease and any other reasonable regulations of the Lessor related to parking and the operation of the Building.

     10. ALTERATIONS AND ADDITIONS: Lessee shall not install any signs, fixtures or improvements to the Premises without the prior written consent of Lessor. Lessee shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee. As a condition to Lessor's consent to the installation of any fixtures or improvements, Lessor may require Lessee to post a completion bond for up to 150% of the cost of the work. Upon termination of this Lease, Lessee shall remove any improvements made by Lessee, and repair any damage caused by the installation or removal of such signs, fixtures, furniture, furnishings and improvements and leave Premises in as good condition as they were in at the time of the commencement of this Lease, excepting for reasonable wear and tear. Notwithstanding the provisions of Section 10, Tenant shall not be required to cause any lien or encumbrance to be removed and satisfied provided Tenant shall bond against the same within fifteen (15) days after receipt of written request by Landlord.

     11. REPAIRS AND MAINTENANCE: Lessee shall, at Lessee's sole cost and expense, maintain the Premises and adjacent areas in good, clean and safe condition and repair to the satisfaction of the Lessor any damage caused by Lessee or its employees, agents, invitees, licensees or contractors. Without limiting the generality of the foregoing, and within the interior of space, Lessee shall be solely responsible for maintaining and repairing all plumbing, electrical wiring and equipment, lighting, and interior walls. Lessor may repair the heating, ventilation and air conditioning systems as deemed necessary by Lessor and Lessee shall pay the cost of such repairs.

     Except for repairs rendered necessary by the negligence of Lessee, its agents, customers, employees and invitees, Lessor agrees, at Lessor's sole cost and expense, to keep in good repair the structural portions of the roof, foundations and exterior walls of the Premises (exclusive of glass and exterior doors), and underground utility and sewer pipes outside the exterior walls of the Building.

     Except for normal maintenance and repair of the items outlined above, Lessee shall have no right of access to or install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Lessor.

     12. INSURANCE. Lessee shall at all times during the term of this Lease, and at its sole cost and expense, maintain workers compensation insurance and comprehensive general liability insurance against liability for bodily injury and property damage with liability limits as set forth on Page 1 with such insurance naming Lessor and Owner as an additional insured and including such endorsements as may be required by Lessor. In no event shall the limits of said policy or policies be considered as limiting the liability of Lessee under this Lease. Landlord shall carry insurance against the loss by fire and the hazards covered by All-Risk insurance coverage to 90% of the replacement costs of the building, leasehold improvements, Landlord's personal property and any land improvements.

     All insurance shall be with companies licensed to do business with the Insurance Commissioner of the State of California. Upon written request, Tenant shall provide to Landlord a statement of insurance. Tenant shall have the right to self-insure (with Landlord's written approval not to be unreasonably withheld) against any and all perils and/or liabilities against which it would otherwise be required to insure.

     13. LIMITATION OF LIABILITY AND INDEMNITY: Except for damage resulting from the active negligence or willful misconduct of Lessor or its authorized representatives, Lessor agrees to save and hold harmless and indemnify Lessor from and against all liabilities, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation) by reason of injury to person or property, from whatever cause, while in or on the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including any liability for injury to person or property of Lessee, its agents or employees or third party persons.

     Except for damage resulting from the active negligence of Lessor or its authorized representatives, Lessor shall not be liable to Lessee for any damage to Lessee or Lessee's property, for any injury to or less of Lessee's business or for any damage or injury to any person from any cause.

     14. ASSIGNMENT AND SUBLEASING: Lessee shall not assign or transfer this Lease nor sublet all or any portion of the Premises without the written consent of Lessor, which shall not be unreasonably withheld. If Lessee seeks to sublet or assign all or any portion of the Premises, a copy of the proposed sublease or assignment agreement and all agreements collateral thereto, shall be delivered to Lessor at least thirty (30) days prior to the commencement of the sublease or assignment (the "Proposed Effective Date"). Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Lessee for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Lessee's part to be performed or complied with, for the term of this Lease. In the event of any sublease or assignment of all or any portion of the Premises where the Rent reserved in the sublease or assignment exceeds the Rent or pro rata portion of the Rent (including all costs associated with such sublease or assignment), as the case may be, for such space reserved in the Lease, Lessee shall pay the Lessor monthly, as additional Rent, at the same time as the monthly installments of Rent hereunder, one-half (1/2) of the excess of the Rent reserved in the sublease over the Rent reserved in this Lease applicable to the sublease space. Notwithstanding the provisions of
Section 14, nothing contained herein shall limit Tenant's rights to assign or sublet the Premises to any subsidiary of Tenant's or any subsidiary of such subsidiary without Landlord's consent.

     15. Subrogation: Subject to the approval of their respective insurers, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other from any insured loss. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

     16. Ad Valorem Taxes: Lessee shall pay before delinquent all taxes assessed against the personal property of the Lessee and all taxes attributable to any leasehold improvements made by Lessee.

     17. Subordination: Lessee shall, upon written request of the Lessor, execute any is instrument necessary or desirable to subordinate this Lease and all of its rights contained hereunder to any and all encumbrances now or hereafter in force against the Lot and the Building.

        In the event any proceedings are brought for foreclosure or in the event of the exercise of the power of sale under any deed of trust made by Lessor covering the Premises or a deed in lieu of foreclosure thereunder, Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize as the Lessor under this Lease any such purchaser or such transferee who acquires the Premises by deed in lieu of foreclosure.

        Landlord shall cause any Mortgagee to agree in writing that so long as Tenant is not then in default under the terms of this Lease, in the event of a foreclosure under any mortgage or deed of trust affecting the Premises, or conveyance by assignment in lieu of foreclosure or by deed in lieu of foreclosure, will not disturb the rights of Tenant under the terms of this Lease. In which event, the Lease shall continue in full force and effect and Tenant shall attorn to the new Landlord hereunder upon the same terms and conditions contained herein.

     18. Right of Entry: Lessee grants Lessor or its agents the right to enter the Premises at all reasonable times for purposes of inspection, exhibition, repair and alteration. Lessor shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Lessee's vaults and safes, and Lessor shall have the right to use any and all means Lessor deems necessary to enter the Premises in an emergency. Lessor shall also have the right to place "for rent" and/or "for sale" signs on the outside of the Premises. Lessee hereby waives any claim from damages or for any injury or inconvenience to or interference with Lessee's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the negligent acts or omissions of Lessor or its authorized representatives.

     19. Estoppel Certificate: Lessee shall execute and deliver to Lessor, upon not less than fifteen (15) business days prior written notice, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults as are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that (1) this Lease is in full force and effect, without modification except as may be represented by Lessor; (2) there are no uncured defaults in the Lessor's performance; and (3) not more than one month's rent has been paid in advance.

     20. Lessee's Default: The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee:

               (a) The vacation or abandonment of the Premises by the Lessee, and failing to pay rent.

               (b) The failure by Lessee to make any payment of Rent or any other payment required hereunder the date said payment is due.

               (c) The failure of Lessee to observe, perform or comply with any of the conditions or provisions of this Lease for a period, unless otherwise noted herein, of ten (10) days after written notice, or such reasonable time as is reasonably necessary, with Landlord's prior written approval.

               (d) The Lessee becoming the subject of any bankruptcy (including reorganization or arrangement proceedings pursuant to any bankruptcy act) or insolvency proceeding whether voluntary or involuntary.

               (e) The Lessee using or storing Hazardous Materials on the Premises other than as permitted by the provisions of Paragraph 29 below.

     21. Remedies for Lessee's Default: In the event of Lessee's default or breach of the Lease, Lessor may terminate Lessee's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In addition, the Lessor shall have the immediate right of re-entry, and if this right of re-entry is exercised following abandonment of the Premises by Lessee, Lessor may consider any personal property belonging to Lessee and left on the Premises to also have been abandoned, except Medtronic products.

          If Lessee breaches this Lease and abandons the property before the end of the term, or if Lessee's right to possession is terminated by Lessor because of a breach of the Lease, then in either such case, Lessor may recover from Lessee all damages suffered by Lessor as a result of Lessee's failure to perform its obligations hereunder, including, but not restricted to, the worth at the time of the award (computed in accordance with Paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which the Lessee proves could be reasonably avoided by Lessor and in such case, Lessor prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Lessor because of Lessee's failure to perform its obligations hereunder; provided, however, that even though Lessee has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as the Lessor does not terminate Lessee's right of possession, and until such termination, Lessor may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Lessee as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum.

          Landlord agrees that remedies set forth in Section 21 shall not be exercised in a manner as to result in double recovery of damages incurred. If Landlord elects to relet the Premises for the account of Tenant, Landlord agrees to exert good faith effort to relet the Premises at the then fair market rate and on terms similar to those in effect at the time Tenant's possession terminated.

          The foregoing remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law or to any equitable remedies Lessor may have, and to any remedies Lessor may have under bankruptcy laws or laws affecting creditor's rights generally.

          The waiver by Lessor of any breach of any term of this Lease shall not be deemed a waiver of such term or of any subsequent breach thereof.

     22. Holding Over: If Lessee holds possession of the Premises after the term of this Lease with Lessor's consent, Lessee shall become a tenant from month to month upon the terms specified at a monthly Rent of 125% of the Rent due on the last month of the

Lease term, payable in advance on or before the first day of each month. All options, if any, granted under the terms of this Lease shall be deemed terminated and be of no effect during said month to month tenancy. Lessee shall continue in possession until such tenancy shall be terminated by either Lessor or Lessee giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination.

      23. Lessor's Default: Lessee agrees to give any holder of a deed of trust encumbering the Premises ("Trust Deed Holders"), by certified mail, a copy of any notice of default served upon the Lessor by Lessee, provided that prior to such notice Lessee has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Trust Deed Holder. Lessee further agrees that if Lessor shall have failed to cure such default within the time, if any, provided for in this Lease, then the Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days, the Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued. If default is not cured as herein defined, and such default causes a material business interruption to Lessee, Tenant shall have the right to abate rent until such default is cured.

      24. Parking: Lessee shall have the use of the number of undesignated parking spaces set forth on Page 1. Lessor shall exercise its best efforts to insure that such spaces are available to Lessee for its use, but Lessor shall not be required to enforce Lessee's right to use the same.

      25. Sale of Premises: In the event of any sale of the Premises by Lessor, Lessor shall be and is hereby released from its obligation to perform under this Lease; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease. Nothing herein shall limit Tenant's rights to have a default cured by Landlord or owner(s) in possession at the time the default occurred.

      26. Waiver: No delay or omission in the exercise of any right or remedy of Lessor on any default by Lessee shall impair such a right of remedy or be construed as a waiver.

          The subsequent acceptance of Rent by Lessor after breach by Lessee of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Lessor from maintaining an unlawful detainer or other action based on such breach.

          No payment by Lessee or receipt by Lessor of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease.

      27. Casualty Damage: If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Lessor's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Lessor may, at its option, terminate this Lease by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date or such damage. If Lessor does not elect to terminate this Lease, Lessor shall within ninety (90) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair or replace any part of Lessee's furniture, furnishings or fixtures and equipment removable by Lessee or any improvements installed by Lessee under the provisions of this Lease. Lessor shall not in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee, injury to the business of Lessee, loss of use of any part of the Premises by the Lessee or loss of Lessee's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Lessee or any of Lessee's agents, employees, or invitees, the Rent shall not be diminished during the repair of such damage and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

     In the event of a conflict between a general provision of law and a specific term or condition of this Lease, the specific term or condition of this Lease shall control.

     28. CONDEMNATION: If any portion of the Premises, the absence of which would be detrimental to Tenant's business, is taken for any public or quasi-public purpose of any lawful government power or authority or sold to a governmental entity to prevent such taking, the Lessee or the Lessor may terminate this Lease as of the date when physical possession of the Premises is taken by the taking authority. Lessee shall not because of such taking assert any claim against the Lessor or the taking authority for any compensation because of such taking, and Lessor shall be entitled to receive the entire amount of any award without deduction for any estate of interest or interest of Lessee. If a substantial portion of the Building or the Lot is so taken, Lessor at its option may terminate this Lease. If Lessor does not elect to terminate this Lease, Lessor shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial taking, allowing for the reasonable effects of such taking, and a proportionate allowance shall be made to Lessee for the Rent corresponding to the time during which, and to the part of the Premises of which, Lessee is deprived on account of such taking and restoration. Lessor shall not be required to spend funds for restoration in excess of the amount received by Lessor as compensation awarded.

     29. HAZARDOUS MATERIALS: Subject to the remaining provisions of this paragraph, Lessee shall be entitled to use and store only those Hazardous Materials (defined below), that are necessary for Lessee's business, provided that such usage and storage is in full compliance with all applicable local, state and federal statutes, orders, ordinances, rules and regulations (as interpreted by judicial and administrative decisions). Lessor shall have the right at all times during the term of this Lease to (i) inspect the Premises,
(ii) conduct tests and investigations to determine whether Lessee is in compliance with the provisions of this paragraph, and (iii) request lists of all Hazardous Materials used, stored or located on the Premises; the cost of all such inspections, tests and investigations to be borne by Lessee, if Lessor reasonably believes they are necessary. Lessee shall give to Lessor immediate verbal and follow-up written notice of any spills, releases or discharges of Hazardous Materials on the Premises, or in any common areas or parking lots (if not considered part of the Premises), caused by the acts or omissions of Lessee, or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Lessee covenants to investigate, clean up and otherwise remediate any spill, release or discharge of Hazardous Materials caused by the acts or omissions of Lessee, or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors at Lessee's cost and expense; such investigation, clean up and remediation to be performed after Lessee has obtained

Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. Lessee shall indemnify, defend and hold Lessor harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees) arising from or related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on or about the Premises cause by the acts or omissions of Lessee, its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Lessee shall not be entitled to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Lessor, which may be given or withheld in Lessor's sole discretion. As used herein, the term Hazardous Materials shall mean (i) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by all applicable local, state and federal laws;
(ii) petroleum; (iii) asbestos; (iv) polychlorinated biphenyls; and (v) radioactive materials. The provisions of this paragraph shall survive the termination of this Lease.

          Landlord acknowledges that to the best of his current actual knowledge, without due inquiry, and as disclosed in the Closure Report dated March 1, 2995 by Clayton Environmental Consultants and a Phase One Report Draft dated January 26, 1996 by Dames and Moore and with exception of issues raised in the Asbestos report computed for tenant by tenant's consultant, there is no contamination on the site caused by the use of Hazardous Materials. Subject to Tenant's early occupancy provision in Section 2, and from the date Tenant commences construction of Tenant Improvements, Landlord hereby agrees to defend, indemnify and hold harmless Tenant from and against any loss, claim, liability or damage arising as the result of any prior existence, use, handling, storage, transportation, manufacture, release or disposal of any Hazardous Materials, in, on or under the Property, including costs of experts and attorney's fees and costs directly or indirectly incurred (hereinafter collectively referred to as "Loss"). The foregoing indemnification against Loss includes indemnification against all costs of removal, response and disposal of such Hazardous Materials and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     30. FINANCIAL STATEMENTS: Within fifteen (15) business days of Lessor's request Lessee shall deliver to Lessor the then current Annual Report and 10K Report of Lessee (including financials for interim periods following the end of the last fiscal year for which such annual statements are available).

     31.  GENERAL PROVISIONS:

               (i) TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

               (ii) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

               (iii) RECORDATION. Lessee shall not record this Lease or a short form memorandum hereof without the prior written consent of the Lessor.

               (iv) LESSOR'S PERSONAL LIABILITY. The liability of Lessor (which, for purposes of this Lease, shall include Lessor and the owner of the Building if other than the Lessor) to Lessee for any default by Lessor under the terms of this Lease shall be limited to the actual interest of Lessor and its present or future partners in the Building and Lessee agrees to look solely to Lessor's or Lessor's present or future partners' actual interest in the Building for the recovery of any judgment against Lessor, it being intended that Lessor shall not be personally liable for any judgment or deficiency. The liability of Lessor under this Lease is limited to its actual period of ownership of title to the Building, and Lessor shall be released from liability upon transfer of title to the Building,

               (v) SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

               (vi) CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

               (vii) ATTORNEYS' FEES. In the event any legal action is brought to enforce or interpret the provisions of this Lease, the prevailing party therein shall be entered to recover all costs and expenses including reasonable attorneys' fees.

               (viii) This Lease supersedes any prior agreements and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

               (ix) WARRANTY OF AUTHORITY. Each person executing this agreement on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

               (x) NOTICES. All notices and demands required or permitted to be sent to the Lessor or Lessee shall be in writing and shall be sent by United States mail, postage prepaid, certified or by personal delivery or by overnight courier, addressed to Lessor c/o Tarlton Properties Inc., (Property Manager) 300 Second Street, Suite 109, Los Altos, CA 94022, or to Lessee at the Premises, with a copy to: Medtronic, Inc., 7000 Central Ave. N.E., Minneapolis, MN 55432, Attn: Corp. Real Estate, or to such other place as such party may designate in a notice to the other party given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail.

               (xi) INTERLINEATION. The use of underlining or strikeouts (strikeouts) within the Lease is for reference purposes only. No other meaning or emphasis is intended by this use, nor should any be inferred.

     32. BLANKET ENCUMBRANCE: Lessee is aware of the fact that the Lot may be subject to a deed of trust, mortgage or other lien known as a "Blanket Encumbrance"). According to California law, Lessee could lose its interest through foreclosure of the Blanket Encumbrance or other legal process even though Lessee is not delinquent in Lessee's payments or other obligations under the Lease.

     33. QUIET ENJOYMENT: The Landlord agrees that Tenant, upon paying the rentals and other payments herein required from Tenant, and upon Tenant's performance of all of the provisions, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Premises during the term of this Lease.

     34. OPTION TO EXTEND: Lessee shall have one (1) three (3) year option to extend said Lease. Lessee shall provide no less than six (6) months and no more than twelve (12) months prior written notice of its intention to extend this Lease. The rent for the option period shall be 100% of the then fair market value, arbitrated if necessary, for comparable facilities and comparable improvements.

     IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.

LESSEE:

MEDTRONIC, INC., A MINNESOTA CORPORATION



By:  /s/ [ILLEGIBLE]
     ------------------------------------

Its: Vice President of Corporate Services


LESSOR:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
AN IOWA CORPORATION


By:  /s/ PAT G. HALTER
     ------------------------------------

Its: Pat G. Halter
     Director
     Commercial Real Estate

By:  /s/ JOHN N. URBAN
     ------------------------------------

Its: John N. Urban
     Assistant Director
     Commercial Real Estate/Equities

                                   EXHIBIT A
                                    PREMISES


LEGAL DESCRIPTION OF REAL PROPERTY:

All that certain real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

All of Parcel 4, shown upon that certain Map entitled, "Parcel Map being a resubdivision of Parcel 5 as shown on Map recorded in Book 413 of Maps at Page 53, Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on July 18, 1978 in Book 423 of Maps at Page 13.

                                   EXHIBIT B

                             WORK LETTER AGREEMENT

Lessee and Lessor are executing simultaneously with this Work Letter Agreement, a lease (the "Lease") of even date herewith covering certain Premises described on Page 1 of the Lease. This Work Letter Agreement is incorporated into said Lease as Exhibit "B" thereto. In consideration of the mutual covenants contained in the Lease, Lessee and Lessor hereby agree that the Premises shall be improved as set forth herein.

1. BASE BUILDING: Lessor and Lessee understand and acknowledge that this Work Letter Agreement relates only to the construction of "non-base building" improvements ("Tenant Improvements") for the Premises.

2. PRELIMINARY PLANS AND SPECIFICATIONS:

      a. PRELIMINARY PLANS: Lessee and Lessor have prepared, using Lessee's architect, a preliminary plan and an outline of specifications ("Preliminary Plans") for the construction of the Tenant Improvements for the Premises.

      b. PRELIMINARY CONSTRUCTION DRAWINGS: Lessee shall deliver to Lessor, not later than January 30, 1996, a preliminary design for the Premises ("Preliminary Construction Drawings") based upon the Preliminary Plans.

      c. DESIGN INFORMATION: Lessee shall deliver to Lessor, not later than February 15, 1996, information (the "Design Information") sufficient to permit Lessor to approve the "Plans" described in Paragraph 3 below. Such information to be supplied by Lessee shall include its mark-up of the Preliminary construction Drawings, as well as all necessary design criteria for the construction of the Tenant Improvements, including, without limitation, the following information:

            a. The locations of doors (including the truck door), partitioning, ceiling layouts, lighting fixtures, electrical outlets and switches, and telephone outlets;

            b. The location and extent of special floor loading;

            c. The location and description of plumbing requirements;

            d. The amount of additional electrical loads and location of areas requiring such additional electrical loads;

            e. Any structural or architectural installations, including locations for roof-mounted package air-conditioning units;

            f. The location and dimensions of telephone equipment rooms; and

            g. Other special requirements.

3. FINAL PLANS: Lessee shall prepare or cause to be prepared final plans and specifications substantially in conformity with the Preliminary Plans and which incorporate the Design Information to be delivered to Lessor pursuant to Paragraph 2(b) above. "Plans" shall hereinafter mean final plans as may be changed from time to time in accordance with Paragraph 6 below. All Plans shall be delivered to Lessor as soon as reasonably possible from the date hereof, subject, however to periods of delay encountered by Lessee in the preparation of Plans resulting from requests by Lessor for changes in the Plans subsequent to the date hereof. Within ten (10) days after delivery of the Plans, Lessor shall set forth in writing with particularity and precision any correction or changes necessary to bring the Plans into substantial conformity with the Preliminary Plans and the Design Information, except that Lessor may not object to any logical development or refinement of the Preliminary Plans and the Design Information. Lessor and Lessee hereby agree to act with diligence to cause the Plans to be approved and signed by the parties, in duplicate, by no later than February 28, 1996. Following such approval and execution of the Plans changes may be made only in accordance with Paragraph 8 below. In the event that Lessee fails to approve the Plans pursuant to the provisions of this Paragraph 3 and as a result of such failure this Lease is terminated, unless such failure is due to Lessor's unreasonable interpretation of the Preliminary Plans and Design Information.

4. IMPROVEMENT ALLOWANCE: Lessor hereby agrees to fund an improvement allowance of $9.00/square foot ($489,870.00) as Tenant Improvement Allowance. In addition, Lessor will provide, at its sole cost: i) New roof and roof screen on building,
ii) Exterior ADA compliance items, iii) Newly sealed and striped parking lot pavement, iv) A voluntary seismic structural upgrade to building (to the 1991 Uniform Building Code). [Tenant hereby acknowledges that Landlord has satisfactorily completed 4(iii) and 4(iv) above], (v) New factory curb mounted, roof-top, package HVAC units [Tenant shall be responsible for all ducting and distribution of conditioned air] to serve Tenant's approved floor plans for a generic research and development facility [extra costs for HVAC unit/s or capacity to serve Tenant's clean room or other non-generic R&D space will be funded by Tenant]. Tenant shall be responsible for all interior ADA compliance changes. Tenant shall pay to Tarlton Properties, Inc., a fixed Construction Monitoring Fee of $25,000 for Tenant's designing construction work, to insure that Landlord's interests are adequately represented during the design, construction and occupancy.

5. CONSTRUCTION: Upon approval by the parties of the Construction Drawings, Lessee shall use its commercially reasonable best efforts to substantially complete the Improvements on or before the Anticipated Commencement Date set forth in Paragraph 2 of the Lease. Lessor shall not be liable for any direct or indirect damages as a result of delays in construction of the Improvements due to events "force majeure events" which generally affect the progress of construction beyond Lessee's reasonable control, including, but not limited to, fire, earthquake, inclement weather or other acts of God, strikes, boycotts; availability of materials and labor; changes in governmental regulations or requirements; changes in the Plans or Improvement Budget pursuant to Paragraph 6 below; or Lessee Delays defined in Paragraph 4(d) of the Lease.

6. CHANGES IN PLANS: From and after the date on which The Plans have been approved by Lessor and Lessee pursuant to Paragraph 3 above, Lessee shall have the right to request changes in the Plans, provided, however, that; (a) such requests shall not result in any structural or material change in the Tenant Improvements as determined by Lessor; (b) such requests conform to applicable governmental agencies and, if necessary, are approved by the applicable governmental agencies; (c) all additional charges of implementing such changes including, without limitation, architectural fees, increases in construction costs and other related charges shall be included in Lessee's Costs and payable by Lessee in accordance with the provisions of Paragraph 5 above; (d) such requests shall constitute an agreement on the part of Lessee to any delay in completion of the Tenant Improvements caused by reviewing, processing and implementing the changes; and (e) such requests shall constitute "Lessee Delays". Each request for changes in accordance herewith shall be in writing and if approved by Lessor, shall be approved in writing.

7. COMPLETION OF TENANT IMPROVEMENTS: The Premises shall be deemed to be "Ready for Occupancy" when the work of construction of the Tenant Improvements has been substantially completed in accordance with the Plans (subject to the normal so-called "punch list items") as evidenced by the delivery to Lessor and Lessee of a certificate from Lessor's Construction Manager with a copy of a temporary certificate (if legally required as a condition of occupancy) permitting occupancy of the Premises issued by the City of Sunnyvale. Lessee shall diligently complete as soon as reasonably possible any items of work and adjustment not completed when the Premises are Ready for Occupancy. Lessee hereby agrees to indemnify, defend and hold Lessor harmless from and against any liens filed in connection with the construction of the Tenant Improvements.

8. QUALITY OF CONSTRUCTION: Lessor and Lessee hereby agree that all Tenant Improvements (except HVAC units mounted on roof plus roof screen) shall be constructed by Rudolph & Sletten, Inc. Lessee hereby agrees that the general contractor's construction manager shall have previous experience in similar projects which is reasonably satisfactory to Lessor. Lessee warrants and represents to Lessor that all work shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, by-laws, regulations and orders of governmental authority and the of the insurers of the Building. Lessor makes no representations, warranties or guarantees, expressed or implied, including warranties of merchantability or use of the Premises, except as expressly set forth herein and in the Lease. Upon written request by Lessor in each instance, Lessee shall enforce for the benefit of Lessor all warranties, if any, received by Lessee from Rudolph & Sletten, Inc. or others in connection with the construction of the Tenant Improvements to the extent that said warranties cover any defects in the Improvements which Lessee is required to repair hereunder.

9. CONSTRUCTION REPRESENTATIVE: In connection with the original construction of the Tenant Improvements, each party shall be bound by the acts of its respective Construction Representative appointed by each party upon the execution of this Lease. Lessor's Construction Representative is L. C.
     (Tig) Tarlton, Jr., or John C. Tarlton and Lessee's Construction Representative is James P. Driessen. A party may designate a substitute Construction Representative by giving written notice to the other party.

10. COURSE OF CONSTRUCTION INSURANCE: Lessee and Lessee's General Contractor shall maintain full course of Construction Insurance, with limits of $5,000,000, with Lessor and Lessor's Agent named as additional insured.

                                  EXHIBIT B-1

               WORK LETTER ADDENDUM: TENANT FINISH WORK: "AS-IS"


1. As the Premises have heretofore been occupied by a prior tenant, then except as set forth in this Exhibit and the Lease, Tenant accepts the Premises in its "as-is" condition on the date that this Lease is entered into, except for any hidden or latent defects. Landlord warrants that, on or before the Commencement Date of this Lease, all building systems, including but not limited to, HVAC, plumbing, roof, electrical, landscaping and parking area (excluding Tenant Work) are in good working order and repair.

2. On or before the date hereof, Tenant shall provide to Landlord for its approval final working drawings, prepared on AutoCAD Release 12, of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Further, as Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto shall be prepared by a licensed engineer reasonably acceptable to Landlord, whom Tenant shall at its cost engage for such purpose, except for the specification of generic HVAC package units on the roof, which work will be done by Western Allied Air Conditioning Co., Landlord's approval of such working drawings shall not be unreasonably withheld or delayed, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. All material changes (defined below) in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with (1) an accurate, reproducible "as-built" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into this Lease by reference for all purposes and (2) an accurate "as-built" plan of the improvements as constructed on a computer disk (AutoCAD Release 12). As used herein, a "material change" shall mean any change relating to HVAC, electrical, plumbing or other mechanical systems of the Building; floor and roof loading or the structure of the building; window treatment, signs, graphics and other quality, appearance, or other aesthetic consideration visible outside the Premises.

3. On or before the date hereof, Tenant shall provide to Landlord for its approval all construction documents relating to the Work. If Landlord fails to respond within ten (10) calendar days of Landlord's receipt of such construction documents, Landlord shall be deemed to have granted its approval of such construction documents as submitted. Landlord may reasonably require modifications or clarifications to the construction documents, provided such changes are not related to Tenant's space planning of the Premises or the functional requirements of Tenant's intended use of the Premises.

4. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. Prior to the bidding of the Work, Landlord may exclude, using Landlord's reasonable discretion, specific subcontractors, and such exclusions shall be included in Tenant's bid documents. For the purposes of this Exhibit, the following contractors are approved by Landlord for the performances of the Work:
   Rudolph and Sletten, Inc.; Western Allied Air Conditioning; TL Electric; Ramcon Plumbing. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner that is free of defects and is in strict conformance with the Working Drawings, and shall be performed in such a manner and at such times as to maintain harmonious rules and regulations of all governmental authorities and the labor relations and not to interfere with the operation of the Building. Tenant may reuse any existing improvements and/or materials located within the Premises at Tenant's discretion. Landlord shall have access at all times to the Building to inspect the Work. Any variance from the construction documents or the rules or regulations of any governmental authority shall be corrected immediately.

5. Tenant shall maintain the exterior of the Building free from clutter and debris at all times during the performance of the Work. Tenant shall immediately clear any clutter or debris from the area surrounding the Building. If such area is not fully clean of debris and clutter within 24 hours of written notification, Landlord may clean such area and invoice Tenant therefor, which invoice shall be payable by Tenant within ten days.

6. Upon substantial completion of the Work, Tenant and Landlord's agent shall conduct a walk-through inspection of the Building and create a mutually agreed upon "punchlist" setting forth any remaining construction items to be completed. If any discrepancies or disputes exist or arise between Tenant and Landlord's agent regarding the punchlist items, DES Architects and Engineers of Redwood City, CA is hereby appointed by Landlord and Tenant as arbitrator of any such dispute. All fees and expenses of DES shall be divided evenly between Landlord and Tenant and DES's decision shall be final.

7. Tenant shall bear the entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of preparation of all construction documentation, Costs of construction labor and materials, electrical and gas usage during Construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs"). Tenant shall cause the Work in the Premises to be promptly completed by the approved contractors.

8. Landlord shall have no liability or responsibility (and Tenant releases Landlord from any and all liability or responsibility) for deficiencies in the Work and/or performance of any equipment, including, without limitation, any problems arising from existing conditions in the Building and any conditions arising from the existing condition of the Premises (other than any hidden or latent defects in the Premises existing as of the date hereof) or from the use of new and recycled materials or equipment in Premises.

9. To the extent not inconsistent with this Exhibit B-1, Exhibit B of this Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                   EXHIBIT C
                              RULES & REGULATIONS
                                  PAGE 1 OF 1

                                  LEASE DATED
                                FEBRUARY 1, 1996

                                MEDTRONIC, INC.
                                   ("LESSEE")

                                      AND

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY,
                              AND IOWA CORPORATION
                                   ("LESSOR")


      1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises without the prior written consent of Lessor. Lessor shall have the right to remove any such unapproved item without notice and at Lessee's expense.

      2. Lessee shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

      3. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor without the consent of Lessor.

      4. All window covering installed by Lessee and visible from the outside of the building require the prior written approval of Lessor.

      5. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises.

      6. Lessee shall not alter any lock or install new locks or bolts on any door at the Premises without the prior consent of Lessor.

      7. Lessee agrees not to make any duplicate keys without the prior consent of Lessor.

      8. Lessee shall park motor vehicles in those general parking areas as designated by lessor except for loading and unloading. During those periods of loading and unloading, Lessee shall not unreasonably interfere with traffic flow within the Project and loading and unloading areas of other Lessees.

      9. Lessee shall not disturb, solicit or canvas any occupant of the Building or Project and shall cooperator to prevent same.

      10. No person shall go on the roof without Lessor's permission.

      11. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Lessor or other Lessee, shall be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

      12. All goods, including material used to store goods, delivered to the Premises of Lessee shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

      13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Project or on streets adjacent thereto.

      14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

      15. Lessee is responsible for the storage and removal of all trash and surface. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Lessor.

      16. Lessee shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales or merchandise shall be allowed in the parking lots or other common areas.

                                   ADDENDUM 1

                              ADJUSTMENTS TO RENT

                                  PAGE 1 OF 1

                                  LEASE DATED
                                FEBRUARY 1, 1996

                                MEDTRONIC, INC.
                                   ("LESSEE")

                                      AND

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY,
                              AN IOWA CORPORATION
                                   ("LESSOR")

     1. Lessor and Lessee agree that the Base Rent referenced on Page 1 and on Page 2, Paragraph 3 of the lease shall be as follows:

       MONTH               RENT/S.F./MONTH, NET               RENT/MONTH

                                   EXHIBIT D
                          COMMENCEMENT DATE MEMORANDUM

LESSOR:             PRINCIPAL MUTUAL LIFE INSURANCE COMPANY,
                    AN IOWA CORPORATION

LESSEE:             MEDTRONIC, INC.,
                    A MINNESOTA CORPORATION

LEASE DATE:         February 1, 1996

PREMISES:           1312 Crossman Ave., Sunnyvale, CA

Pursuant to Paragraph 2, of the above referenced Lease, the Commencement Date is hereby established as May 1, 1996.

                                                       LESSOR

Dated: 7/10, 1996                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY,
                                        AN IOWA CORPORATION

                                        By: /s/ Timothy E. Minton
                                            ------------------------------------

                                        Its: Director Commercial Real Estate
                                             Reporting and Computer Services
                                             -----------------------------------

                                        By: /s/ Kurt D. Schaeffer
                                            ------------------------------------

                                        Its: Assistant Director
                                             Commercial Real Estate
                                             -----------------------------------


                                                       LESSEE

                                        MEDTRONIC, INC., A MINNESOTA CORPORATION

Dated 6-26, 1996                        By: /s/ [signature illegible]
                                            ------------------------------------

                                        Its: V.P. of Corporate Services
                                             -----------------------------------


                                        By: /s/ [signature illegible]
                                            ------------------------------------

                                        Its: Real Estate Specialist
                                             -----------------------------------

                                   EXHIBIT E

                   SAMPLE FORM OF TENANT ESTOPPEL CERTIFICATE

The undersigned, __________________ ("Lessor"), with a mailing address c/o _______________________________________, and ______________________________
{"Tenant"), hereby certify to __________________________________________, a
_________________________________as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated ________, 199_ between Lessor and Lessee (the "Lease"), which demises premises located at ________________________________________________. The Lease
is now in full force and effect and has not been amended, modified or supplemented, except as set forth in paragraph 4 below.

2.   The term of the Lease commenced on _______________, 199__.

3.   The term of the Lease shall expire on __________________, 199__.

4.   The Lease has: (Initial one)

     ( ) not been amended, modified, supplemented, extended, renewed or assigned.

     ( ) been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto: ____
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________


5.   Lessee has accepted and is now in possession of said premises.

6. Lessee and Lessor acknowledge that the Lease will be assigned to ________________________________ and that no modification, adjustment, revision of cancellation of the Lease or amendments thereto shall be effective unless written consent of ______________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7.   The amount of fixed monthly rent is $_______________________.

8. The amount of security deposits (if any) is $ ________________. No other security deposits have been made.

9. Lessee is paying the full lease rental, which have been paid in full as of the date hereof. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

10. All work required to be performed by Lessor under the lease has been completed.

11. There are no defaults on the part of the Lessor or Lessee under the Lease.

12. Lessee has no defense as to its obligations under the Lease and claims no set-off of counterclaim against Lessor.

13. Lessee has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that ____________________ is about to fund a loan to Lessor, and that
____________________ is relying upon the representations herein made in funding such loan.

                                                   LESSOR

Dated: ______________, 1996           PRINCIPAL MUTUAL LIFE INSURANCE COMPANY,
                                      AN IOWA CORPORATION

                                      By:
                                         -------------------------------------

                                      Its:
                                         -------------------------------------



                                      By:
                                         -------------------------------------

                                      Its:
                                         -------------------------------------



                                                   LESSEE

Dated: ______________, 1996           MEDTRONIC, INC., A MINNESOTA CORPORATION

                                      By:
                                         -------------------------------------

                                      Its:
                                         -------------------------------------



                                      By:
                                         -------------------------------------

                                      Its:
                                         -------------------------------------